May 3, 2000

The following information replaces the section "How to Exchange Shares" in the prospectus.

EXCHANGE PRIVILEGE
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     You may exchange  shares of the Wells S&P REIT Index Fund for shares of the
Wells Money Market Account ("Money Market"). A sale load may be imposed (if applicable) equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

     If you make an exchange involving Class B or Class C shares, the amount of time you hold shares of the Wells Money Market account will not be added to the holding period of your original shares into which you exchanged for the purpose of calculating contingent deferred sales charges if you later redeem the exchanged shares. However, if you exchange back into your original Class B or Class C shares, the prior holding period of your Class B or Class C shares will be added to your current holding period of Class B or Class C shares in calculating the contingent deferred sales load.

     You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt Fund performance. If you exceed that limit, the Fund or the Underwriter, in its sole discretion, may reject any further exchange orders.

     You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail or by visiting the Transfer Agent's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined NAV (or offering price if a sales load is applicable) after receipt of a request by the Transfer Agent.

     Exchanges may only be made for shares of Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the Funds of The Wells Family of Funds and for more information about exchanges among The Wells Family of Funds.